UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): April 24, 2020

ONE STOP SYSTEMS, INC.

(Exact name of Registrant as specified in its charter)

Delaware	001-38371	33-0885351
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2235 Enterprise Street #110

Escondido, California 92029

(Address of principal executive offices)

(760) 745-9883
(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	OSS	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement

As previously disclosed on a Current Report on Form 8-K filed with the Securities and Exchange Commission on April 21, 2020 (the “Prior 8-K”), on April 20, 2020, One Stop Systems, Inc., a Delaware corporation (the “Company”), entered into a Securities Purchase Agreement (the “Purchase Agreement”) with an institutional investor, providing for the issuance of the Company’s Senior Secured Convertible Promissory Notes (the “Notes”) with a principal face amount of up to $6,000,000.

On April 24, 2020, the Company consummated the initial closing of the offering (the “Initial Closing”) and issued a Note with an aggregate principal amount of $3,000,000 to the institutional investor (the “Initial Note”). The investor purchased the Initial Note for an aggregate purchase price of $2,700,000 at the initial closing after a 10% original issue discount.

The Company previously filed as Exhibit 4.1 to the Prior 8-K a form of Senior Secured Convertible Promissory Note. It has now attached as Exhibit 4.2 to this Current Report on Form 8-K a copy of the Initial Note formally issued at the Initial Closing.

The foregoing description of the Initial Note is qualified in its entirety by reference to the full text of such Initial Note, a copy of which is attached as Exhibit 4.2 to this Current Report on Form 8-K, and which is incorporated herein in its entirety by reference.

The Company has concurrently filed the prospectus supplement registering the Notes with the Securities and Exchange Commission which is available on the SEC’s web site at http://www.sec.gov.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit

NumberDescription

4.2	Senior Secured Convertible Promissory Note, dated April 24, 2020, by and between the Company and the investor.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

             ONE STOP SYSTEMS, INC.

Dated: April 24, 2020	By:	/s/ David Raun
David Raun
Interim Chief Executive Officer